Exhibit 32.3

Certification of Principal Executive Officer Pursuant to 18 U.S.C. Section 1350

as Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, I, Xavier Casanova, Chief Executive Officer of Presto Automation Inc. (the “Company”), hereby certify, that, to my knowledge:

1.

the Annual Report on Form 10-K for the year ended June 30, 2023, as amended by Amendment No. 1 (the “Report”) of the Company fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m(a) or 78o(d)); and

2.	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: October 12, 2023	/s/ Xavier Casanova
Xavier Casanova
Chief Executive Officer
(Principal Executive Officer)